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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------

                                   Form 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                                 -------------

        Date of Report (Date of earliest event reported) May 13, 2004

                                   CULP, INC.

            (Exact name of registrant as specified in its charter)


         North Carolina                  0-12781                56-1001967
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
         incorporation)                                    Identification No.)



                             101 South Main Street
                       High Point, North Carolina  27260
                   (Address of principal executive offices)
                                (336) 889-5161
             (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report)





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
Item 7 - Exhibits

Exhibit 99 - News Release dated May 13, 2004


Item 9 - Regulation FD

On May 13,  2004  the  registrant  issued a press  release  to  announce  senior
management   changes.  A  copy  of  the  press  release  is  attached  hereto as
Exhibit 99.



Forward Looking Information

This release contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future sales, gross profit margins, SG&A or other expenses, and earnings, as well as any statements regarding the company's view of estimates of the company's future results by analysts. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. In addition, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Also, economic and political instability in international areas could affect the company's operations or sources of goods in those areas, as well as demand for the company's products in international markets. Finally, unanticipated delays or costs in executing restructuring actions could cause the cumulative effect of restructuring actions to fail to meet the objectives set forth by management. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CULP, INC.
                                         (Registrant)


                              By:    /s/ Kenneth M. Ludwig
                                         -------------------
                                         Kenneth M. Ludwig
                                         Senior Vice President
                                         Human Resources

Exhibit 99




Investor Contact: Kathy J. Hardy         Media Contact:   Kenneth M. Ludwig
                  Corporate Secretary                     Senior Vice President,
                  336-888-6209                            Human Resources
                                                          336-889-5161


                    CULP ANNOUNCES SENIOR MANAGEMENT CHANGES

HIGH POINT, N.C. (May 13, 2004) - Culp, Inc. (NYSE: CFI) today announced the following changes in the company's senior management team.

     Howard L. Dunn, president and chief operating officer of Culp, will assume the newly created position of vice chairman. Dunn joined Culp in 1972 as one of its founders. Over the past 32 years he has served in various senior management positions with responsibilities for the areas of sales, design and product development, and manufacturing. In his new role with the company, Dunn will have executive responsibility for Culp's China operations and will remain involved in the company's design and product development activities.

     Franklin N. Saxon has been named Dunn's successor as president and chief operating officer. Previously, Saxon was executive vice president and chief financial officer, as well as president of the Culp Velvets/Prints Division. He has been with the company since 1983 and a director since 1987. A new chief financial officer will be named in the near future and will report directly to Saxon.

     Robert G. Culp, III, chairman and chief executive officer, commented, "Howard Dunn has played a vital role in the growth and success of Culp since we started the business in 1972 as a small, but ambitious, company to sell upholstery fabrics. Since then, Howard has helped lead Culp's evolution into a fully integrated manufacturer and one of the world's largest marketers of upholstery fabrics for furniture and a leading marketer of mattress ticking for bedding. And, as the company has grown, our consistent ability to provide value for both our customers and shareholders also reflects Howard's talent, drive and strategic vision. Throughout his 32 years with the company, Howard has demonstrated both the leadership and the operational skills needed to assure that Culp has always been positioned to anticipate new market opportunities. We will continue to benefit from Howard's experience as he takes on his new role with Culp. Furthermore, as we make this transition, we are confident in Frank Saxon's ability to assume his new leadership position. Frank's long history with Culp has demonstrated his leadership abilities and the drive and energy to address the key operating issues within the company."

     The company also named new leadership for each of its divisions. Rodney A. Smith has been named president of the Culp Decorative Fabrics division. He has been with the company since 1997, first serving as general manager of the Phillips Weaving operation, and most recently as senior vice president of the Culp Decorative Fabrics division and president of the Culp Yarn division. Boyd
B. Chumbley will assume the position of president of the Culp Velvets/Prints division. Since 1997, Chumbley has served as vice president of manufacturing for this division and previously held various positions in the areas of finance, operations and manufacturing. He joined Culp in 1984. Robert G. Culp, IV, has been named president of the Culp Home Fashions division. He has been with the company since 1998, and has served in various capacities, most recently as executive vice president of the Culp Home Fashions division.

     Commenting on the new leadership for Culp, Dunn added, "We are enthusiastic about the future of Culp and are pleased that we have been able to develop this leadership from within the company. We are fortunate to have the level of experience and tenure with the company that each of these individuals possess. Our new management structure will allow us to focus attention on each of our business units, and to continue to have strong leadership in all aspects of the company. We believe we have the right team in place to execute our strategy and continue Culp's track record of growth and excellence."

     Culp, Inc. is one of the world's largest marketers of upholstery fabrics for furniture and is a leading marketer of mattress ticking for bedding. The company's fabrics are used principally in the production of residential and commercial furniture and bedding products.

     This release contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future sales, gross profit margins, SG&A or other expenses, and earnings, as well as any statements regarding the company's view of estimates of the company's future results by analysts. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. In addition, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Also, economic and political instability in international areas could affect the company's operations or sources of goods in those areas, as well as demand for the company's products in international markets. Finally, unanticipated delays or costs in executing restructuring actions could cause the cumulative effect of restructuring actions to fail to meet the objectives set forth by management. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.


                                      -END-